UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 643-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On June 4, 2021, Viridian Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the voting results from the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Original Form 8-K also reported that the Annual Meeting was adjourned until June 11, 2021 with respect the voting on Proposal 4 (the “Reconvened Meeting”). The purpose of this amendment to the Original Form 8-K is to amend and supplement the Original Form 8-K to report the final meeting results from the Reconvened Meeting and the filing of a certificate of amendment to the Company’s restated certificate of incorporation in connection with the approval of Proposal 4.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Reconvened Meeting, the stockholders of the Company approved Proposal 4 to amend the Company’s restated certificate of incorporation to classify the Board of Directors (the “Board”) into three classes, with directors in each class to serve staggered three-year terms (the “Classification Amendment”). The Board previously approved the Classification Amendment and recommended that it be submitted to the Company’s stockholders for approval.

The director initially elected in Class I (Peter Harwin) will serve until the 2022 Annual Meeting of Stockholders or the election and qualification of his successor. The director initially elected in Class II (Tomas Kiselak) will serve until the 2023 Annual Meeting of Stockholders or the election and qualification of his successor. The directors initially elected in Class III (Arlene M. Morris and Jonathan Violin) will serve until the 2024 Annual Meeting of Stockholders or the election and qualification of his or her successor.

The foregoing description of the amendment to the Company’s restated certificate of incorporation is qualified in its entirety by reference to the full text of the such amendment, effective June 14, 2021, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held its Annual Meeting at which holders of the Company’s common stock as of the close of business on April 15, 2021 (the “Record Date”) were entitled to vote. On the Record Date, there were a total of 7,231,370 shares of common stock issued and outstanding. The Annual Meeting was adjourned and reconvened on June 11, 2021. The Company’s stockholders voted in the following manner with respect to the following proposals:

1. To elect the following director nominees:

	Votes For	Votes Withheld	Broker Non-Votes
Peter Harwin	5,063,716	16,309	742,403
Tomas Kiselak	5,063,683	16,342	742,403
Arlene M. Morris	5,032,965	47,060	742,403
Jonathan Violin	5,063,543	16,482	742,403

2. To ratify KPMG LLP as the Company’s independent registered public accounting firm for 2021:

For	Against	Abstain
5,817,420	2,701	2,307

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
5,031,016	28,374	20,635	742,403

4. To approve an amendment to the Company’s restated certificate of incorporation to classify the Board of Directors into three classes, with directors in each class to serve staggered three-year terms:

For	Against	Abstain
3,620,581	1,461,895	6,200

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant, effective as of June 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: June 15, 2021	By:	/s/ Jonathan Violin
Jonathan Violin
President, Chief Executive Officer, and Director